                                                                    Exhibit 99.5

================================================================================

                       VENTAS REALTY, LIMITED PARTNERSHIP,

                                   as Grantor

                                       to

                                RHONDA C. BUNDY,

                                   as Trustee

                               for the benefit of

                 BANK OF AMERICA, N.A., as Administrative Agent,

                                 as Beneficiary

                           ---------------------------

            AMENDED AND RESTATED DEED OF TRUST AND SECURITY AGREEMENT

                           ---------------------------


                           Dated as of April 17, 2002


                  MAXIMUM PRINCIPAL INDEBTEDNESS FOR TENNESSEE
                          RECORDING TAX PURPOSES IS $0
        TAX PAID TO REGISTER'S OFFICE OF HAMILTON COUNTY, TENNESSEE UPON
 RECORDATION OF THE ORIGINAL DEED OF TRUST DATED JANUARY 31, 2000 IN BOOK 5550,
                                    PAGE 602.
                       NO NEW INDEBTEDNESS CREATED HEREBY.


  THE SECURED INDEBTEDNESS, AS DEFINED BELOW, SHALL NOT CONSTITUTE A NOVATION
    OF THE INDEBTEDNESS EVIDENCED BY THE ORIGINAL DEED OF TRUST, AS DEFINED
     BELOW, AND NO ADDITIONAL OR NEW INDEBTEDNESS IS BEING SECURED HEREBY.


                                COUNTY: HAMILTON
                                STATE: TENNESSEE

                          This Instrument Prepared By,
                         and After Recording Return To:


                             MOORE & VAN ALLEN, PLLC
                        100 North Tryon Street, Floor 47
                      Charlotte, North Carolina 28202-4003
                     Attention: Edward S. Booher, Jr., Esq.

================================================================================

                  THIS AMENDED AND RESTATED DEED OF TRUST AND SECURITY AGREEMENT IS ALSO A UNIFORM COMMERCIAL CODE FINANCING STATEMENT WHICH IS BEING FILED AS A FIXTURE FILING IN ACCORDANCE WITH THE TENNESSEE CODE ANNOTATED SECTION 47-9-502(c). THE COLLATERAL IS DESCRIBED IN THIS AMENDED AND RESTATED DEED OF TRUST, AND SOME OF THE COLLATERAL DESCRIBED HEREIN IS OR IS TO BECOME FIXTURES ON THE REAL ESTATE DESCRIBED HEREIN. THE SECURED PARTY, TO-WIT, BENEFICIARY MAY BE CONTACTED AT THE ADDRESS SET FORTH IN ARTICLE IV, SECTION 2 HEREOF FOR INFORMATION REGARDING THE SECURITY INTEREST.

                  PURSUANT TO TENNESSEE CODE ANNOTATED SECTION 47-28-104, NOTICE IS HEREBY GIVEN THAT THIS AMENDED AND RESTATED DEED OF TRUST SECURES OBLIGATORY ADVANCES AND IS FOR COMMERCIAL PURPOSES. THIS AMENDED AND RESTATED DEED OF TRUST ALSO SECURES OPTIONAL ADVANCES WHICH ARE NONOBLIGATORY.

         THIS AMENDED AND RESTATED DEED OF TRUST AND SECURITY AGREEMENT (this "Deed of Trust") dated as of April 17, 2002, by and among VENTAS REALTY, LIMITED
 -------------
PARTNERSHIP, a Delaware limited partnership, having its principal office at 4360 Brownsboro Road, Suite 115, Jefferson County, Louisville, Kentucky 40207-1642, as grantor ("Grantor"), RHONDA C. BUNDY, a resident of Shelby County, Tennessee,
             -------
as trustee ("Trustee"), and BANK OF AMERICA, N.A., in its capacity as
             -------
Administrative Agent ("Administrative Agent") for the Lenders (as hereinafter
                       --------------------
defined) from time to time party to the Credit Agreement (as hereinafter defined), with a mailing address of Agency Management, 1455 Market Street, 5/th/ Floor, Mail Code: CA5-701-05-19, San Francisco, California 94103 (Bank of America, N.A., in its capacity as Administrative Agent, is referred to herein as "Beneficiary").
 -----------

         WHEREAS, Grantor previously executed and delivered that certain Mortgage, Open-End Mortgage, Deed of Trust, Trust Deed, Deed to Secure Debt, Credit Line Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement dated as of January 31, 2000, by and between Grantor, as mortgagor/trustor/grantor/debtor thereunder and Bank of America, N.A., as administrative agent, mortgagee/beneficiary/grantee thereunder recorded in the official records of Hamilton County, Tennessee, in Book 5550, Page 602 (the "Original Deed of Trust");
 ----------------------

         WHEREAS, the Grantor is the owner of the fee simple interest in the real property described on Schedule A attached hereto and incorporated herein by
                           ----------
reference;

         WHEREAS, in connection with that certain credit facility in the amount of $350 million (the "Credit Facility") established in favor of Grantor pursuant
                      ---------------
to the terms of that certain Second Amended and Restated Credit, Security and Guaranty Agreement dated as of April 17, 2002 (as amended, modified, increased, extended, renewed or replaced from time to time, the "Credit Agreement") among
                                                      ----------------
Grantor, as borrower thereunder, Ventas, Inc., certain subsidiaries of Grantor, as guarantors, the Lenders identified therein (the "Lenders"), Bank of America,
                                                    -------
N.A., as issuing bank for the letter of credit thereunder, Administrative Agent and UBS Warburg, as Syndication Agent, Grantor has refinanced the debt obligations secured by the Original Deed of Trust. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement; and

         WHEREAS, the Lenders agreed to make the requested Credit Facility available to the Grantor provided that, among other things, the Grantor amends and restates the Original Deed of Trust and Grantor and Administrative Agent have agreed to amend and restate the Original Deed of Trust in its entirety.

         NOW THEREFORE, in consideration of the premises herein stated and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor and Administrative Agent agree that, effective as of the date hereof, the terms of the Original Deed of Trust are hereby amended and restated in their entirety as follows:

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, in this Deed of Trust, any reference to "Secured Indebtedness"
                                                           --------------------
shall mean the total indebtedness, obligations and liabilities to be secured by this Deed of Trust consisting of the sum of the following:

         (i) the aggregate principal of all Loans and other advances made and to be made by the Lenders under the Credit Agreement, the outstanding amount of which shall not exceed Three Hundred Fifty Million Dollars ($350,000,000) at any time, as the same may be increased to Four Hundred Fifty Million Dollars ($450,000,000) per the terms of the Credit Agreement; plus
                           ----

         (ii) interest on the principal amount of all Loans made and to be made by the Lenders under the Credit Agreement, as provided in the Credit Agreement; plus
                           ----

         (iii) all other amounts payable under the Credit Agreement, this Deed of Trust and any other Fundamental Document (as defined herein) which relate to the Credit Agreement, or any of the security therefore, in each case as the same may be amended, amended and restated, modified or supplemented from time to time (including advances to protect the collateral and all costs of enforcement), or as the maturities thereof may be extended or renewed from time to time; plus
                                                       ----

         (iv) any and all Hedging Obligations payable by Borrower to the Hedging Banks or any amounts payable to Bank of America, N.A. or any other Lender in connection with any bank account maintained by the Borrower or any other Credit Party (as defined in the Credit Agreement) at Bank of America, N.A. or any other Lender or any other banking services provided to the Borrower or any other Credit Party by Bank of America, N.A., Morgan Guaranty Trust Company of New York or any other Lender with respect to, or in any way related to, any of the Fundamental Documents; plus
                                ----

         (v) any other Obligations (as defined in the Credit Agreement) of the Borrower; and

         WHEREAS, the Lenders have required Grantor to execute and deliver this Deed of Trust as a condition precedent to entering into the Credit Agreement and the making of any Loans;

         In consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Grantor, to ratably secure the punctual payment by Grantor when due, whether at stated maturity, by acceleration or otherwise, of the Secured Indebtedness and the performance and observance of all other covenants, obligations and liabilities of Grantor under the Credit Agreement, this Deed of Trust or any other document referred to as a Fundamental Document under the Credit Agreement (the Credit Agreement, this Deed of Trust and such other documents being herein collectively called the "Fundamental Documents"), Grantor does hereby grant,
                         ---------------------
bargain and sell, give, mortgage, warrant, convey, alien, remise, release, assign, transfer, grant a security interest in, set over, deliver and confirm to Trustee, and Trustee's successors and assigns, for the benefit of Beneficiary, and Beneficiary's successors and assigns, WITH POWER OF SALE, upon the terms and conditions of this Deed of Trust, with power of sale and right of entry and possession (to the extent permitted by Applicable Law), each and all of the real property, and further grants to Beneficiary a security interest in and to all other property, described in the Granting Clauses set forth below.

         The maturity date of the Secured Indebtedness is April 17, 2007.

         The total outstanding principal amount of indebtedness secured by this Deed of Trust shall not exceed Four Hundred Fifty Million Dollars
($450,000,000).

         However, the security for such indebtedness shall not be reduced by any prepayment or repayment thereof so long as any portion of such indebtedness shall remain unpaid and that portion of such indebtedness last remaining unpaid shall be deemed secured hereby.

                                GRANTING CLAUSES
                                ----------------

         ALL of the estate, right, title and interest of the Grantor in and to all of those certain lot(s), piece(s) or parcel(s) of land described on Schedule
                                                                        --------
"A" attached hereto and made a part hereof for all purposes, and all tenements,
---
hereditaments, servitudes, appurtenances, rights, privileges, and immunities belonging or appertaining thereto (the foregoing is collectively referred to as the "Land"); and
     ----

         TOGETHER WITH, all of the estate, right, title and interest of the Grantor, as lessor, both at law and in equity, under any leases which may now or hereafter be entered into in respect of the Trust Property (as hereinafter defined), as the same may be hereafter amended, modified, restated, extended, supplemented, renewed or consolidated and all subleases, licenses, occupancy agreements or concessions whereby any Person has agreed to pay money or any consideration to the Grantor for the use, possession or occupancy of the Trust Property or any part thereof, and all rents, income, profits, benefits, avails, advantages and claims against guarantors under any thereof (each of the foregoing is referred to as a "Lease" and collectively are referred to as the
                               -----
"Leases") and all rights in and to any deposits of cash, securities or other
 ------
property which may be held at any time and from time to time by Grantor as the lessor under the Leases to secure the performance of the covenants, conditions and agreements to be performed by any lessee thereunder; and

         TOGETHER WITH, all right, title and interest of Grantor in and to all structures, buildings, facilities and other improvements thereto or thereon situate heretofore or hereafter erected or placed on the Land, and in and to all building materials, equipment and fixtures of every kind and nature now or hereafter located on the Land (the foregoing is collectively referred to as the "Improvements"); and
 ------------

         TOGETHER WITH, all right, title and interest of Grantor in and to all tenements, hereditaments, rights, rights-of-way, easements, privileges, liberties, riparian rights and appurtenances thereunto belonging, or in any way appertaining to the Real Property (as such term is defined herein) (including, without limitation, all rights relating to storm and sanitary sewer, water, gas, electric, railway and telephone services); all right, title and interest, if any, of the Grantor in and to all gas, oil, minerals, coal and other substances of any kind or character underlying such Real Property; all estate, claim, demand, right, title or interest, if any, of the Grantor in and to any street, road, highway, or alley (vacated or otherwise) adjoining said Real Property or any part thereof (the foregoing is collectively referred to as the "Appurtenances"); and
 -------------

         TOGETHER WITH, all right, title and interest of Grantor in and to all machinery, equipment, fixtures, furniture, fittings, inventory, appliances, tools, accessories, building or construction materials and other property of every kind whatsoever owned by Grantor (and, with respect to a lease of any of the foregoing, to the extent of Grantor's rights as a lessee thereunder), or in which Grantor has any right, title or interest, now or hereafter attached to, or located in or upon, or used in connection with, the Real Property, together with any and all additions thereto, substitutions therefore, and repairs, replacements, improvements, and restorations thereof (including, without limitation, all elevators, escalators, utility installations, plumbing, boilers, heating, lighting, ventilation, air conditioning equipment, roof tanks, motors, steam piping, sprinkler systems, cleaning equipment, spare parts of any kind whatsoever, and other installations and fixtures of every kind whatsoever), and all cash and non-cash proceeds thereof, all of which shall be deemed to be and remain and form a part of the realty (to the maximum extent permitted by law) and are covered by the lien of this Deed of Trust (the foregoing is collectively referred to as the "Equipment"); and
                    ---------

         TOGETHER WITH, all right, title and interest of Grantor in and to all contracts, agreements, options, rights of first refusal or rights of first offer and other agreements, understandings or arrangements relating to the ownership, construction, maintenance, repair, operation, occupancy, sale or financing of the Real Property or any part thereof, and all income, profits, benefits, avails, advantages and claims against guarantors under any of them (the foregoing is collectively referred to as the "Contracts"); and
                                              ---------

         TOGETHER WITH, all right, title and interest of Grantor in and to all licenses, permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Real Property or any part thereof, (all of the foregoing is collectively referred to as the "Permits"); and
        -------

         TOGETHER WITH, all right, title and interest of Grantor in and to all drawings, plans, specifications and similar or related items relating to the Real Property (the foregoing is collectively referred to as the "Plans"); and
                                                                 -----

         TOGETHER WITH, all right, title and interest of Grantor in and to any and all awards, damages, payment and other compensation, and any and all claims therefore and rights thereto, which may result from taking or injury by virtue of the exercise of the power of eminent domain, or any damage, injury or destruction in any manner caused to the Real Property or the improvements thereon, or any part thereof (the foregoing is collectively referred to as the "Condemnation Awards"); and
 -------------------

         TOGETHER WITH, all right, title and interest of Grantor in and to the insurance policies required to be maintained by the Grantor pursuant to the Credit Agreement or this Deed of Trust (the foregoing is collectively referred to as the "Insurance Policies" ) and all right, title and interest of Grantor in
           ------------------
and to any and all proceeds of insurance policies of every kind whatsoever, including title insurance (and all unearned premiums thereon), now or hereafter payable by reason of any damage or destruction to the Real Property, whether payable under the Insurance Policies or otherwise, and all interest thereon (the foregoing is collectively referred to as the "Insurance Policies and Proceeds");
                                              -------------------------------
and

         TOGETHER WITH, all right, title and interest of the Grantor in and to all other proceeds of the foregoing (the foregoing is collectively referred to as the "Proceeds").
        --------

(In this Deed of Trust, the Land, the Leases, the Appurtenances, the Improvements, and the Equipment are collectively referred to as the "Real
                                                                     ----
Property" provided, however, that where the context would require reference to
--------
tangible real property, the term "Real Property" shall mean the Land, the
                                  -------------
Improvements, the Appurtenances and the Equipment and the other items of tangible property which are referred to in the granting clauses hereinabove set forth. The Real Property and all the other rights, interests, benefits and properties described in the foregoing granting clauses are collectively referred to as the "Trust Property").
           --------------

         TO HAVE AND TO HOLD the above granted, conveyed, mortgaged and warranted Trust Property unto the Trustee, its successors, heirs and assigns, to its and their own proper use, benefit and behoove forever, for the benefit of Beneficiary, and Beneficiary's successors and assigns;

         PROVIDED THAT this Deed of Trust shall be discharged at the expense of
(i) Grantor upon payment in full of the Secured Indebtedness, (ii) if the Credit Agreement provides for a discharge or release of the lien of this Deed of Trust or for the reconveyance of the Trust Property to Grantor upon the payment to Beneficiary of a specified sum other than the entire Secured Indebtedness (herein referred to as the "Release Price"), upon payment in full of the Release
                            -------------
Price to Beneficiary or (iii) as otherwise expressly provided in the Credit Agreement.

                                    ARTICLE I

 GRANTOR REPRESENTS, WARRANTS, COVENANTS AND AGREES WITH BENEFICIARY AS FOLLOWS:

         Section 1. Definitions. In this Deed of Trust, all words and terms not
                    -----------
defined herein shall have the respective meanings and be construed herein as provided in the Credit Agreement. Any reference to a provision of the Credit Agreement shall be deemed to incorporate that provision as a part hereof in the same manner and with the same effect as if the same were fully set forth herein. In this Deed of Trust, unless otherwise specified, references to this "Deed of Trust" or to "Lease(s)," "Credit Agreement," or "Fundamental Document(s)" shall include all renewals, modifications, amendments, restatements, supplements, extensions, consolidations, substitutions, spreaders and replacements thereof, in whole or in part.

         Section 2. Beneficiaries. Nothing herein expressed or implied is
                    -------------
intended or shall be construed to confer upon, or to give to, any person other than the Grantor and the Beneficiary any right, remedy or claim under, or by reason hereof. All covenants, stipulations and agreements herein contained by and on behalf of the Grantor shall be for the sole and exclusive benefit of the Beneficiary, as agent for the Lenders.

         Section 3. No Credit for Taxes Paid. Grantor shall not be entitled to
                    ------------------------
any credit against payments due hereunder by reason of the payment of any taxes, assessments, water or sewer rent or other governmental charges levied against the Trust Property.

         Section 4. Representations: Seisin and Warranty. Grantor represents and
                    ------------------------------------
warrants that, except as set forth on Schedule "B" attached hereto and made a part hereof for all purposes, the Grantor is the owner of a good, valid and subsisting fee simple ownership interest in the Real Property (except for trade fixtures and other improvements and property owned by tenants under any Lease), free and clear of all liens other than liens which are Permitted Encumbrances (as said term is defined in the Credit Agreement) under the Credit Agreement; and as and to the extent required under Section 5.10 of the Credit Agreement, Grantor shall warrant, defend and preserve such title and the rights granted by this Deed of Trust with respect thereto against all claims of all persons and entities. Grantor further warrants that it has the absolute right to grant this Deed of Trust without the necessity of obtaining the consent of any Person. This Deed of Trust constitutes a valid, binding and enforceable first lien on such portion of the Trust Property as constitutes real property and fixtures, subject only to the Permitted Encumbrances. Grantor shall cause the representation and warranties in this Section 4 to continue to be true in each and every respect.

         Section 5. Preservation, Maintenance and Repair. Subject to the
                    ------------------------------------
applicable terms of the Credit Agreement, including, without limitation, the limitations set forth in Section 5.3 of the Credit Agreement, all buildings, structures and other improvements which are presently erected or in the future are to be erected upon the Real Property, shall be kept and maintained or caused to be kept and maintained in good and substantial repair, working order and condition and otherwise in accordance with the terms of the Credit Agreement. All of Grantor's right, title and interest in and to all alterations, replacements, renewals or additions made pursuant to this Section shall automatically become and constitute a part of the Trust Property and shall be covered by the lien of this Deed of Trust.

         Section 6. No Additional Liens. Except as otherwise expressly provided
                    -------------------
or permitted in the Credit Agreement or in any leases with tenants, the Grantor shall not, without the prior express written consent of the Beneficiary, remove or suffer to be removed from the Trust Property any fixtures subject to the lien hereof (as the term "fixtures" is defined by the law in the State in which the Real Property is located) and including all personal property owned by Grantor located on and used in connection with the Real Property, presently or in the future to be incorporated into, installed in, annexed or affixed to the Trust Property (unless such fixtures and property have been replaced with similar fixtures of equal or greater value or are sold or disposed of or removed in accordance with the terms of the Credit Agreement); nor, except as expressly provided or permitted pursuant to the Credit Agreement, will the Grantor execute or cause to be executed any security interest upon any such fixtures, additions to, substitutions or replacements thereof or upon any fixtures in the future to be installed in, annexed or affixed to the Trust Property, without the prior express written consent of the Beneficiary.

         Section 7.     Secured Indebtedness; Performance.  The Grantor shall
                        ---------------------------------
duly and punctually pay when due the Secured Indebtedness. Grantor will perform and observe all of its obligations under the Credit Agreement and the other Fundamental Documents to which it is a party. The Grantor shall duly perform and abide by the terms and covenants herein.

         Section 8.     Waiver.  The acceptance by the Beneficiary of any
                        ------
payments hereunder, after default, or the failure of the Beneficiary, in any one or more instances to insist upon strict performance by the Grantor of any terms and covenants of this Deed of Trust or to exercise any option or election herein conferred, shall not be deemed to be a waiver or relinquishment for the future of any such terms, covenants, elections or options.

         Section 9.     Deed of Trust as Security Agreement. This Deed of Trust
                        -----------------------------------
constitutes a security agreement under the Uniform Commercial Code of the State in which the Real Property is situated, and the Grantor hereby grants to the Beneficiary a security interest in all of Grantor's right, title and interest in and to all goods, inventory, furniture, fixtures and equipment, and all other machinery, appliances, furnishings, tools, personal property and building materials, now owned or hereafter acquired by the Grantor, and installed or to be installed in or on the Trust Property, or used or to be used in the business, management or operation of the Trust Property, and all substitutions, replacements, additions and accessions thereto (provided that any such substitutions, replacements, additions and accessions thereto shall be of equal or greater value), together with all cash and non-cash proceeds thereof. The mailing addresses of Grantor (Debtor) and Beneficiary (Secured Party) appear at the beginning hereof. The Grantor shall execute, deliver, file and refile any financing statements, or continuation statements that the Beneficiary may reasonably require from time to time to perfect or confirm the lien of this Deed of Trust with respect to such property. Without limiting the foregoing, Grantor hereby irrevocably authorizes the Beneficiary to file UCC financing statements and any amendments thereto or continuations thereof, and any other appropriate security documents or instruments and to give any notices necessary or desirable to perfect or confirm the lien of this Deed of Trust with respect to such property, in all cases without the signature of Grantor or to execute such items as attorney-in-fact for Grantor; provided, that Beneficiary shall provide copies
                                 --------
of any such documents or instruments to Grantor. This instrument shall be deemed a fixture financing statement under the Uniform Commercial Code of the State in which the Real Property is situated.

         Section 10.    No Assignment.  Unless otherwise expressly provided or
                        -------------
Trust shall not be assigned by the Grantor without the prior express written consent of the Beneficiary.

         Section 11.    Date of Deed of Trust. The date of this Deed of Trust
                        ---------------------
shall be for identification purposes only and shall not be construed to imply that this Deed of Trust was executed on any date other than the respective dates of the acknowledgments of the parties hereto. This Deed of Trust shall become effective upon its delivery.

         Section 12.    Taxes; Recording Taxes and Fees.
                        -------------------------------

                 (a) Subject to the terms of the Credit Agreement (including, without limitation, Grantor's right to contest taxes as set forth in
         Section 5.9 of the Credit Agreement), Grantor shall promptly pay and discharge or cause to be promptly paid and discharged all taxes, assessments, municipal or governmental rates, charges, impositions, liens and water and sewer rents or any part thereof (each an "Imposition", collectively the "Impositions"), heretofore or hereafter
          ----------                     -----------
         imposed upon the Trust Property, Grantor or in respect of this Deed of Trust. Within fifteen (15) Business Days of a written request by Beneficiary, Grantor shall submit or cause to be submitted to Beneficiary receipted bills or other evidence showing payment of the Impositions or that the same are being contested on the terms set forth in the Credit Agreement.

                 (b) Grantor will pay all filing, registration or recording fees, and all reasonable expenses incident to the execution and acknowledgment of this Deed of Trust, any mortgage supplemental hereto, any assignments of leases and rents, profits and leases, any security instrument with respect to any equipment, any subordination, non-disturbance and attornment agreement in connection with any Lease, and any instrument of further assurance, and all federal, state, county and municipal stamp taxes, mortgage recording taxes, and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Deed of Trust, any mortgage supplemental hereto, any security instrument with respect to any equipment or any instrument of further assurance.

         Section 13.    Change in Laws. During the term of this Deed of Trust,
                        --------------
in the event of the passage of any law or regulation which changes in any way the laws now in force for the taxation of mortgages, or debts secured thereby, for state or local purposes, or the manner of the operation of any such taxes, so as to affect the interest of the Beneficiary or the Lenders, then and in such event, the Grantor shall bear and pay the full amount of such taxes; provided however, that Grantor shall not be responsible for the payment of any income or franchise taxes of the Beneficiary or any of the Lenders.

         Section 14.    Insurance.  Grantor shall maintain in full force and
                        ---------
effect or cause to be maintained in full force and effect Insurance Policies during the life of this Deed of Trust, insuring the Trust Property against fire, extended coverage and other insurable hazards, casualties and contingencies as required under the Credit Agreement or other Fundamental Documents.

         Section 15.    Damage and Destruction. If the Trust Property, or any
                        ----------------------
material part thereof, shall be destroyed or damaged by fire or any other casualty, whether insured or uninsured, Grantor shall give notice thereof to Beneficiary within thirty (30) days after Grantor obtains knowledge of the occurrence of such casualty. Notwithstanding anything to the contrary contained herein or in any other provision of Applicable Law, the proceeds of insurance policies coming into the possession of Beneficiary shall not be deemed trust funds and Beneficiary shall be entitled to dispose of such funds as expressly provided in the Credit Agreement. Beneficiary shall apply proceeds of insurance as provided or permitted in the Credit Agreement, without affecting the lien of the Deed of Trust for the full amount secured hereby before such payment took place.

         Section 16.    Condemnation/Eminent Domain. Promptly upon obtaining
                        ---------------------------
knowledge of the institution of any proceedings for the condemnation of the Trust Property, or any portion thereof which would result in Condemnation Proceeds of $300,000 or more, Grantor will notify Beneficiary in writing of the pendency of such proceedings. Grantor shall, at its sole expense, diligently prosecute any such proceeding. All Condemnation Awards shall be held, applied, and disbursed as expressly provided or permitted by the Credit Agreement.

         Section 17.    Compliance with Laws. The Grantor agrees to comply or
                        --------------------
cause compliance with all Applicable Law relating to the Trust Property as and to the extent required by the terms of the Credit Agreement. Without limiting any other provision of this Deed of Trust, the Grantor shall not initiate, consent to or affirmatively support any change in applicable zoning which would materially and adversely affect the value of the lien created by this Deed of Trust or seek any zoning variance or permission which would adversely and materially affect the value of the lien created by this Deed of Trust, in either case without the consent of Beneficiary, which consent shall not be unreasonably withheld, or except to the extent Grantor is required to take any of such actions, or to cooperate therewith pursuant to the terms of any Lease.

         Section 18.    Environmental Laws. Grantor shall comply or cause
                        ------------------
compliance with all of the terms, conditions and provisions of the Credit Agreement relating to compliance with Environmental Laws; notification requirements with respect to violations or potential violations thereof; testing, sampling and investigation requirements; and all other requirements and obligations with respect to Environmental Laws, in each case as and to the extent required in the Credit Agreement. Nothing herein, in the Credit Agreement or other Fundamental Documents shall be construed as devolving control of the Real Property or imposing "owner or operator" status upon Beneficiary prior to any purchase of the Real Property by Beneficiary at foreclosure or the taking of a deed in lieu of foreclosure.

         Section 19.    Indemnification. If any action or proceeding arising out
                        ---------------
of or relating to the Trust Property, this Deed of Trust or any of the transactions contemplated herein shall be commenced, to which action or proceeding the holder of this Deed of Trust is made a party, or in which it becomes necessary to defend or uphold the lien of this Deed of Trust, the expense of any litigation to prosecute or defend the rights and lien created by this Deed of Trust (including reasonable attorneys' fees, charges and disbursements through all appeals but excluding any such expenses to the extent incurred (x) by reason of the gross negligence or willful misconduct, as determined by a final order or judgment of a court of competent jurisdiction, of Beneficiary, or (y) in any litigation in which Beneficiary and Grantor are adverse to each other, and in which the Grantor prevails on its claims and the Beneficiary does not prevail on its defenses or its counterclaims interposed in such litigation), shall be paid by the Grantor, and until so paid, any such sum and the interest thereon shall be a lien on the Trust Property, prior to any right, or title to, interest in or claim upon the Trust Property attaching or accruing subsequent to the lien of this Deed of Trust, and shall be deemed to be secured by this Deed of Trust. In any action or proceeding to foreclose this Deed of Trust, or to recover or collect the debt secured hereby, the provisions of law respecting the recovery of costs, disbursements and allowances shall prevail unaffected by this covenant.

         Section 20.    Assignment of Leases and Rents. The Grantor hereby
                        ------------------------------
assigns to the Beneficiary all Leases, rents, issues and profits (collectively the "Rents") relating to or arising out of or from the Trust Property as further
     -----
security for the payment of the Secured Indebtedness secured hereby, and the Grantor grants to the Beneficiary the right to enter upon and to take possession of the Trust Property for the purpose of collecting the Rents and to let the Trust Property or any part thereof, and to apply the Rents after payment of all necessary charges and expenses, on account of the Secured Indebtedness. The assignments of the Leases and Rents are and shall be present, absolute and irrevocable assignments and not merely the passing of a security interest and such assignments shall continue in effect until all of the Secured Indebtedness is paid in full and all the Obligations have been fully repaid and this Deed of Trust discharged of record or until this Deed of Trust is otherwise released in accordance with the terms of the Credit Agreement; provided however, for so long as no Event of Default exists, the Beneficiary hereby waives the right to enter upon and to take possession of the Trust Property for the purpose of collecting the Rents and further grants to Grantor a revocable license to collect the Rents. Said license shall terminate and be revoked automatically upon the occurrence of an Event of Default. Grantor shall not, without the written consent of the Beneficiary (i) receive or collect rent from any tenant of the Trust Property or any part thereof for a period of more than one month in advance of the date said rent is due per the terms of the applicable lease (excluding any security deposits as provided in leases expressly approved by the Beneficiary or otherwise permitted by the Credit Agreement); and (ii) except as expressly permitted by the Credit Agreement, assign or attempt to assign the Leases or the Rents to any Person other than Beneficiary. Upon the occurrence of any Event of Default, Grantor shall pay the Rents or cause the Rents to be paid to the Beneficiary, or to any receiver appointed to receive the Rents.

         Section 21.    Advances. Upon any Event of Default by Grantor, the
                        --------
Beneficiary may, at its option, remedy such Event of Default in accordance with the terms of the Credit Agreement, and all payments made by the Beneficiary to remedy an Event of Default (including reasonable attorneys' fees, charges and disbursements through all appeals) and the total of any payment or payments due from the Grantor to the Beneficiary which are in default, together with interest thereon at the rate payable from time to time as provided under the Credit Agreement (such interest to be calculated from the date of such advance to the date of payment thereof by the Grantor), shall be added to the debt secured by this Deed of Trust until paid, and the Grantor covenants to repay the same to the Beneficiary upon demand. Any such sums and the interest thereon shall be a lien on the Trust Property prior to any other lien attaching to or accruing subsequent to the lien of this Deed of Trust to the fullest extent permitted by law.

         Section 22.    No Waiver of Existing or Future Rights.  No other
                        --------------------------------------
security previously or hereafter granted by Grantor to Beneficiary to secure payment of the amount secured by this Deed of Trust shall be impaired or affected by this Deed of Trust; and no security subsequently taken by Beneficiary to secure payment of the amount secured by this Deed of Trust shall affect or impair the lien of this Deed of Trust, but all such additional security shall be deemed cumulative. Subject to the terms of the Credit Agreement, Beneficiary may resort for payment of the amount secured by this Deed of Trust to any security held by Beneficiary, in such order and manner as Beneficiary, in its sole discretion, may elect.

         Section 23.    Permitted Exceptions.  Except as permitted pursuant to
                        --------------------

the Credit Agreement, at no time throughout the term of this Deed of Trust shall the Grantor create, incur, assume or suffer to exist any mortgage, pledge, lien, security interest, encumbrance, attachment, levy, distraint or other judicial process and burdens of any kind or nature on or with respect to any of the Trust Property.

         Section 24.    Lease Provisions.  Grantor covenants and agrees
                        ----------------
specifically with respect to each Lease, and the leasehold estate created thereunder that:

                 (a) In case any proceeds of insurance upon the Land, the Trust Property or any part thereof are deposited with any person other than the Beneficiary pursuant to the requirements of the Lease, then, upon Grantor obtaining knowledge of same, Grantor will promptly notify the Beneficiary in writing of the name and address of the person with whom such proceeds have been deposited and the amount so deposited.

                 (b) Grantor will promptly notify the Beneficiary in writing of any request made by either party to a Material Lease to the other party thereto for arbitration or appraisal proceedings pursuant to such Lease, and of the institution of any arbitration or appraisal proceedings and promptly deliver to Beneficiary a copy of the determination of the arbitrators or appraisers in each such proceeding.

                 (c) As further security for the Secured Indebtedness, Grantor hereby agrees to deposit with the Beneficiary a fully executed counterpart of the Lease and all supplements thereto and amendments thereof, in each case if and to the extent Grantor possesses such documents, to be retained by the Beneficiary until the Secured Indebtedness secured hereby is fully paid or until this Deed of Trust is released in accordance with the terms of the Credit Agreement.

                 (d) As to any Material Lease relating to all or any portion of the Trust Property, Grantor shall (i) as and to the extent required under the Credit Agreement, appear in and defend any action or proceeding arising under or in any manner connected with such Lease or the obligations of Grantor as lessor thereunder; (ii) exercise, within ten (10) days after a request by Beneficiary, any right to request from the lessee a certificate with respect to the status thereof; (iii) deliver to Beneficiary upon Beneficiary's request, a written statement, certified by Grantor as being true, correct and complete, to the best of Grantor's knowledge, containing the names of all lessees under Material Leases affecting the Trust Property, the terms of all such Leases and the spaces occupied and rentals payable thereunder, and a list of all Material Leases which are then in default, including the nature and magnitude of such default.

                 (e) All Leases entered into by Grantor after the date hereof, and all rights of any lessees thereunder shall be subject and subordinate in all respects to the lien and provisions of this Deed of Trust unless Beneficiary shall otherwise elect in writing; provided, however, that Beneficiary hereby agrees to the inclusion in all such Leases of a customary recognition and non-disturbance provision to the effect that Beneficiary (and any Person succeeding to the interest of Beneficiary under this Deed of Trust) will not disturb the applicable lessee's occupancy of the Trust Property, or any other rights of such lessee under the applicable Lease, so long as the lessee is not in default under said Lease (after the expiration of all applicable cure periods).

                 (f) All Leases entered into by Grantor after the date hereof shall provide that if any act or omission of Grantor would give any lessee under any such Lease the right, immediately or after lapse of a period of time, to cancel or terminate such Lease, or to abate or offset against the payment of rent or to claim a partial or total eviction, such lessee shall not exercise such right until it has given written notice of such act or omission to Beneficiary and until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice without a remedy being effected.

                 (g) All Leases entered into by Grantor after the date hereof shall provide that in the event of the enforcement by Beneficiary of any remedy under this Deed of Trust, the lessee under each such Lease shall at Deed of Trust's option attorn to Beneficiary (or to any other Person succeeding to the interest of Beneficiary as a result of such enforcement) and recognize Beneficiary or such successor in interest as lessor under the Lease without change in the provisions thereof; provided, however, Beneficiary or such successor in interest shall not be: (i) bound by any payment of an installment of rent or additional rent which may have been made more than thirty (30) days before the due date of such installment; (ii) bound by any amendment or modification to the Lease made without the consent of Beneficiary or such successor in interest; (iii) liable for any previous act or omission of Grantor (or its predecessors in interest); (iv) responsible for any monies owing by Grantor to the credit of such lessee or subject to any credits, offsets, claims, counterclaims, demands or defenses which the lessee may have against Grantor (or its predecessors in interest); (v) bound by any covenant to undertake or complete any construction of the premises demised under any Lease or any portion thereof; or (vi) obligated to make any payment to such lessee other than any security deposit actually delivered to Beneficiary or such successor in interest. Each such Lease shall provide that each lessee or other occupant, upon request by Beneficiary or such successor in interest, shall execute and deliver an instrument or instruments confirming such attornment and non-disturbance.

         Section 25.    [reserved].
                         --------

         Section 26.    Transfer of Trust Property. Except as permitted pursuant
                        --------------------------
to the Credit Agreement or an express provision of this Deed of Trust, Grantor shall not sell, transfer, convey or assign all or any portion of, or any interest in the Trust Property, whether legal or equitable, by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest, lease option, contract or any other method of conveyance of real property interests.

         Section 27.    Future Advances. This Deed of Trust shall secure the
                        ---------------
payment of all loans, monies, credit and other Secured Indebtedness advanced under the Credit Agreement and the other Fundamental Documents and/or this Deed of Trust, whether the entire amount shall have been advanced at the date hereof or at a later date, or having been advanced, shall have been repaid in part and further advances made at a later date, and whether or not related to the original advances, together with the specified interest thereon all in accordance with the terms of the Credit Agreement. It is understood that, at any time before the cancellation and release of this Deed of Trust, the Credit Agreement and the other Fundamental Documents and/or this Deed of Trust, including the terms of repayment, may from time to time be modified or amended in writing thereon by the parties liable thereon and the holder thereof to include any future advance or advances for any purpose made by the holder, at its option, to or for said parties liable thereon.

         THIS DEED OF TRUST IS FOR COMMERCIAL PURPOSES, AND SECURES NOT ONLY INDEBTEDNESS OR ADVANCES MADE CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF, BUT ALSO FUTURE ADVANCES, BOTH OBLIGATORY AND OPTIONAL, TO THE SAME EXTENT AS IF SUCH FUTURE ADVANCES WERE MADE CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF, EVEN THOUGH NO ADVANCE IS MADE AT THE TIME OF EXECUTION HEREOF AND EVEN THOUGH NO INDEBTEDNESS IS OUTSTANDING AT THE TIME ANY ADVANCE IS MADE, AS PROVIDED BY TENNESSEE CODE ANNOTATED (S) 47-28-102. THIS NOTICE REFERENCING OBLIGATORY FUTURE ADVANCES IS FOR THE PURPOSE OF COMPLYING WITH TENNESSEE CODE ANNOTATED
(S) 47-28-104(b) AND NO OTHER INFERENCE IS TO BE PRESUMED HEREUNDER.

         Section 28.    [reserved].
                         --------

         Section 29.    Other Security. Beneficiary may resort to any other
                        --------------
security held by Beneficiary for the payment of the Secured Indebtedness or the performance of the Obligations in such order and manner as Beneficiary may elect; provided however, that Beneficiary may resort to the sale of any other security held by Beneficiary for the payment of the Secured Indebtedness or the performance of the Obligations to the extent that the sale of any such other security is, in the reasonable judgment of Beneficiary, necessary for the payment of the Secured Indebtedness or the performance of the Obligations and no such action by Beneficiary shall operate to modify or terminate any of the rights, powers or remedies contained in the Credit Agreement or other Fundamental Documents.

         Section 30.    No Exhaustion of Remedies Required. Notwithstanding
                        ----------------------------------
anything contained herein to the contrary, Beneficiary shall not be under any duty to Grantor, any Affiliate, or others, including, without limitation, the holder of any junior, senior or subordinate mortgage on the Trust Property or any part thereof or on any other security held by Beneficiary, to exercise or exhaust all or any of the rights, powers and remedies available to Beneficiary, whether under this Deed of Trust or any other document evidencing or securing the payment of the Secured Indebtedness or the performance of the Obligations prior to the sale of the Trust Property.

         Section 31.    No Merger of Estates. If the Real Property consists of a
                        --------------------
leasehold estate, then so long as the Secured Indebtedness shall remain unpaid, unless Beneficiary shall otherwise consent, the fee title to any leasehold estate in the Real Property created by the Lease shall not merge but shall always be kept separate and distinct, notwithstanding the union of such estates either in the lessor or in the lessee under the Lease or in a third party, by purchase or otherwise. Grantor further covenants and agrees that, in case it shall acquire the fee title, or any other estate, title or interest in the Real Property, or any part thereof, covered by the Lease or this Deed of Trust, this Deed of Trust shall attach to and cover and be a lien upon such other estate so acquired, and such other estate so acquired by Grantor shall be mortgaged to Beneficiary and the lien hereof spread to cover such estate with the same force and effect as though specifically herein mortgaged. Grantor shall, upon demand, execute such further instruments to facilitate the intent of this Section as Beneficiary shall reasonably request.

         Section 32.    Revolving Loans. The Obligations secured by this Deed of
                        ---------------
Trust include Revolving Loans made, and Obligations relating to Letters of Credit issued or extended under the Credit Agreement which are advanced, paid and readvanced from time to time. Notwithstanding the amount outstanding at any particular time, this Deed of Trust secures the total amount of Obligations (except to the extent, if any, that the amount secured by this Deed of Trust is limited as specified in this Deed of Trust). The unpaid balance of the Revolving Loans and the Obligations relating to Letters of Credit issued or extended under the Credit Agreement may at certain times be, or be reduced to, zero. A zero balance, by itself, does not affect any Issuing Bank's obligation to issue or extend Letters of Credit or to make payments upon draws under Letters of Credit or any Lender's obligation to advance Revolving Loans or to participate in Letters of Credit subject to the conditions stated in the Credit Agreement. Each of the security interest of the Beneficiary hereunder and the priority of the lien of this Deed of Trust will remain in full force and effect with respect to all of the Obligations notwithstanding such a zero balance of the Revolving Loans, and obligations with respect to Letters of Credit and the lien of this Deed of Trust will not be extinguished, terminated or released except as expressly provided in this Deed of Trust or the Credit Agreement.

                                   ARTICLE II

   THE OCCURRENCE OF ANY OF THE FOLLOWING EVENTS SHALL BE AN EVENT OF DEFAULT
                           UNDER THIS DEED OF TRUST:

         Section 1.     Event of Default Under the Fundamental Documents.  The
                        ------------------------------------------------
occurrence of any Event of Default under the Credit Agreement or the other Fundamental Documents.

         Section 2.     Transfers.  If the Trust Property, any part thereof,
                        ---------
any interest therein, or any interest in Grantor shall be transferred, conveyed, sold, assigned or encumbered, in violation of the terms and provisions of this Deed of Trust, the Credit Agreement and/or any other Fundamental Document.

         Section 3.     Breach of Covenants. The Grantor shall have failed to
                        -------------------
perform any of the terms, covenants, conditions or undertakings contained in this Deed of Trust and such failure shall continue unremedied for thirty (30) days after Grantor receives written notice from Beneficiary of said failure (provided that, for non-monetary defaults, if the nature of Grantor's failure is such that more time is reasonably required in order to cure, such failure shall not constitute an Event of Default, if Grantor commences to cure promptly within such thirty (30) day period, keeps Beneficiary reasonably informed of efforts to cure such failure, and diligently prosecutes the same to completion within a reasonable time); provided, however, that such thirty (30) day period shall only be available to the extent that the aforementioned failure hereunder does not also constitute an Event of Default under the Credit Agreement or the other Fundamental Documents for which no or a shorter grace period is available by the terms thereof.


                                   ARTICLE III

SHOULD ANY EVENT OF DEFAULT BE MADE BY THE GRANTOR, THE BENEFICIARY MAY TAKE ANY
      OR ALL OF THE FOLLOWING ACTIONS, AT THE SAME OR AT DIFFERENT TIMES:

         Section 1.     Acceleration.  The Beneficiary may declare the entire
                        ------------
Secured Indebtedness to be due and payable immediately, and upon any such declaration, the entire unpaid balance of the Secured Indebtedness shall be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Grantor, anything herein or in any other Fundamental Documents notwithstanding.

         Section 2.     Possession. The Beneficiary shall have the right
                        ----------
forthwith after any such Event of Default to enter upon, and take possession of, the Trust Property, and to lease and let the said Trust Property, and to receive all the Rents thereof which are overdue, due or to become due, and to apply the same, after payment of all necessary charges and expenses, on account of the amounts hereby secured, and the holder of this Deed of Trust is given and granted full power and authority to do any act or thing which the Grantor or the successors or assigns of the Grantor who may then own the Trust Property might or could do in connection with the management and operation of the Trust Property (including, without limitation, complete the construction of the Improvements and, in the course of such completion, make such changes as Beneficiary deems advisable). This remedy shall be effective either with or without any action brought to foreclose this Deed of Trust and without applying at any time for a receiver of such rents. Costs and expenses (including, without limitation, all reasonable attorneys' fees, expenses and charges through all appeals) incurred by the Beneficiary under this Section shall become part of the Secured Indebtedness secured hereunder.

         Section 3.     Foreclosure.
                        -----------

                  (a) The Trustee is hereby granted a power of sale. The Beneficiary may institute, or direct the Trustee to institute, an action of deed of trust foreclosure, or take other action as the law may allow, at law or in equity, for the enforcement of this Deed of Trust, and proceed thereon to final judgment and execution of the entire amount secured hereby including costs of suit, interest and reasonable attorneys' fees. In case of any sale of the Trust Property by virtue of judicial proceedings, the Trust Property may be sold in one parcel and as an entirety or in such parcels, manner or order as the Beneficiary in its sole discretion may elect. The failure to make any tenant a party defendant to a foreclosure proceeding and to foreclose its rights will not be asserted by the Grantor as a defense in any proceeding instituted by the Beneficiary to collect the obligations secured hereby or any deficiency remaining unpaid after the foreclosure sale of the Trust Property. Costs and expenses incurred by the Beneficiary (including, without limitation, all reasonable attorneys' fees, trustee's fees, expenses and charges through all appeals) under this Section shall become part of the Secured Indebtedness secured hereby. Proceeds realized from a foreclosure of this Deed of Trust shall be applied in accordance with the provisions of the Credit Agreement and Section 5 of this Article 3 and, in any event, in accordance with the provisions of Applicable Law.

                  (b)   [reserved].

                  (c) Upon any foreclosure sale made under this Deed of Trust, Beneficiary may bid for and acquire the Trust Property by crediting the sales price (after deducting the costs and expenses of sale and any other sums which Beneficiary is authorized to deduct) upon the indebtedness or other sums secured by this Deed of Trust.

                  (d) Any foreclosure sale made under this Deed of Trust shall operate to divest all of the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Grantor in and to the Trust Property and rights so sold, and shall be a perpetual bar, both at law and in equity, against Grantor and all Persons who may at any time claim the same, or any part thereof, from, through or under Grantor. Grantor hereby expressly waives any right to direct the order in which the Trust Property shall be sold pursuant hereto.

                  (e) To the fullest extent permitted by law, Grantor will not at any time insist upon, plead, or in any manner whatsoever claim, take or insist upon any benefit or advantage of any stay, extension or moratorium law; any law pertaining to the marshaling of assets or the administration of estates or decedents; any exemption from execution or sale (including, but not limited to, any exemption of homestead); any law providing for valuation or appraisal prior to any sale pursuant to this Deed of Trust, or any decree, judgment or order of any court of competent jurisdiction; any law allowing redemption of Trust Property sold; or any law, now or at any time hereafter in force, which may affect the covenants and terms or performance of this Deed of Trust; and Grantor (for itself and all who claim under it) hereby expressly waives all benefit or advantage of such laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Beneficiary, but to suffer and permit the execution of every power as though no such laws had been made or enacted.

                  (f) Grantor hereby requests that a copy of any Notice of Default and a copy of any Notice of Sale under this Deed of Trust be mailed to Grantor at Grantor's address for Notices as set forth in
         Section 2 of Article IV.

         Section 4.     [reserved].
                         --------

         Section 5.     Application of Proceeds; Excess Monies. The proceeds of
                        --------------------------------------
any foreclosure sale made under or by virtue of this Article, together with any other sums which may then be held by Beneficiary pursuant to this Deed of Trust, whether under the provisions of this Article or otherwise, shall be applied as follows:

                  (a) first, to Beneficiary for payment of the costs and expenses (including, without limitation, all trustee's fees and expenses and all reasonable attorneys' fees, expenses and charges through all appeals) of such sale and of all expenses, liabilities and advances made or incurred by Beneficiary under this Deed of Trust, and all taxes and assessments due upon the Trust Property at the time of such sale, except any taxes or assessments subject to which the Trust Property shall have been sold;

                  (b) second, to the payment of whatever may then remain unpaid on account of the Secured Indebtedness with interest thereon on the date of payment in accordance with the terms and any order of priorities specified in the Credit Agreement;

                  (c) third, to the payment of any other sums required to be paid by Grantor pursuant to any provisions of the Fundamental Documents, including, without limitation, all expenses, liabilities and advances made or incurred by Beneficiary under this Deed of Trust or in connection with the enforcement thereof, together with interest on all such advances; and,

                  (d) the balance to Grantor in accordance with the terms and any order of priorities specified in the Credit Agreement.

         Section 6.     Deficiency Decree.  If, at any foreclosure proceeding,
                        -----------------
the Trust Property shall be sold for a sum less than the total amount of indebtedness for which judgment is therein given, the judgment creditor shall be entitled to the entry of a deficiency decree against Grantor and against the property of Grantor for the amount of such deficiency; and Grantor does hereby irrevocably consent to the appointment of a receiver for the Trust Property and the property of Grantor and of the Rents thereof after such sale and until such deficiency decree is satisfied in full.

         Section 7.     Appointment of Receiver. The Beneficiary may have a
                        -----------------------
receiver of the Rents of the Trust Property appointed without the necessity of proving either the depreciation or the inadequacy of the value of the security or the insolvency of the Grantor or any person who may be legally or equitably liable to pay monies secured hereby, and the Grantor and each such person waive such proof and consent to the appointment of a receiver.

         Section 8.     Waivers of Right. Along with any and all agreements,
                        ----------------
waivers and relinquishments made by Grantor under this Deed of Trust and the other Fundamental Documents, Grantor waives (i) the benefit of all Applicable Laws now existing or that hereafter may be enacted providing for any appraisement before sale of any portion of the Trust Property; and (ii) the benefit of all Applicable Laws that may be hereafter enacted in any way extending the time for enforcing collection of the Secured Indebtedness, or creating or extending a period of redemption from any sale made in collecting the Secured Indebtedness. Grantor acknowledges and agrees that the Real Property Assets are located in more than one State and therefore Grantor waives and relinquishes any and all rights it may have, whether at law or equity, to require Beneficiary to proceed to enforce or exercise any rights, powers and remedies they may have under the Credit Agreement and the other Fundamental Documents in any particular manner, in any particular order, or in any particular State or other jurisdiction. Grantor further agrees that any particular proceeding, including without limitation foreclosure through court action (in a state or federal court) or power of sale, may be brought and prosecuted in the local or federal courts of any one or more States as to all or any part of the Real Property, wherever located, without regard to the fact that any one or more prior or contemporaneous proceedings have been situated elsewhere with respect to any other part of the Real Property. To the fullest extent that Grantor may do so, Grantor agrees that Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any redemption, valuation, appraisement, stay of execution or extension, and Grantor, for Grantor, Grantors' heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Trust Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, marshaling, stay of execution, extension, and notice of election to mature or declare due the whole of the Secured Indebtedness in the event of foreclosure of the liens hereby created. Grantor further agrees that if any law referred to in this Section and now in force, of which Grantor, Grantor's heirs, devisees, representatives, successors and assigns or other person might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Section. Grantor expressly waives and relinquishes any and all rights and remedies that Grantor may have or be able to assert by reason of the laws of the State of jurisdiction pertaining to the rights and remedies of sureties. Grantor makes these agreements, waivers and relinquishments knowingly after consulting with and considering the advice of independent legal counsel selected by Grantor.

         Section 9.     Other Remedies.  In an Event of Default the Beneficiary
                        --------------
may also exercise any and all remedies available to it in law or in equity or in the Credit Agreement or in the other Fundamental Documents without regard as to any particular order of remedy exercised. Without limiting the foregoing, Beneficiary shall be entitled to enforce payment and performance of the Secured Indebtedness or the Obligations and to exercise all rights and powers under this Deed of Trust or under any Fundamental Document or other agreement or any laws now or hereafter in force, notwithstanding that some or all of the Secured Indebtedness and the Obligations may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect Beneficiary's right to realize upon or enforce any other security now or hereafter held by Beneficiary, it being agreed that Beneficiary shall be entitled to enforce this Deed of Trust and any other security now or hereafter held by Beneficiary in such order and manner as Beneficiary may in Beneficiary's absolute discretion determine. No right or remedy herein conferred upon or reserved to Beneficiary is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Fundamental Documents to Beneficiary, or to which Beneficiary may be otherwise entitled, may be exercised concurrently or independently, from time to time and as often as may be deemed expedient by Beneficiary and either of them may pursue inconsistent remedies.

         Section 10.    Multisite Collateral. If (a) the Real Property shall
                        --------------------
consist of one or more parcels, whether or not contiguous and whether or not located in the same county or city, or (b) in addition to this Deed of Trust, Beneficiary shall now or hereafter hold or be the mortgagee or beneficiary of one or more additional mortgages, liens, deeds of trust or other security (directly or indirectly) securing the Secured Indebtedness upon other property in the State in which the Real Property is located (whether or not such property is owned by Grantor or by others) or (c) both the circumstances described in clauses (a) and (b) shall be true, then to the fullest extent permitted by law, Beneficiary may, at its election, commence or consolidate in a single trustee's sale or foreclosure action all trustee's sale or foreclosure proceedings against all such collateral securing the Secured Indebtedness (including the Trust Property), which action may be brought or consolidated in the courts of, or sale conducted in, any county or city in which any of such collateral is located. Grantor acknowledges that the right to maintain a consolidated trustee's sale or foreclosure action is a specific inducement to Beneficiary to extend the Secured Indebtedness, and Grantor expressly and irrevocably waives any objections to the commencement or consolidation of the foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of forum non
                                                                     ----- ---
conveniens which it may now or hereafter have. Grantor further agrees that if
----------
Beneficiary shall be prosecuting one or more foreclosure or other proceedings against a portion of the Trust Property or against any collateral other than the Trust Property, which collateral directly or indirectly secures the Secured Indebtedness, or if Beneficiary shall have obtained a judgment of foreclosure and sale or similar judgment against such collateral (or, in the case of a trustee's sale, shall have met the statutory requirements therefore with respect to such collateral), then, whether or not such proceedings are being maintained or judgments were obtained in or outside the State in which the Real Property is located, Beneficiary may commence or continue any trustee's sale or foreclosure proceedings and exercise its other remedies granted in this Deed of Trust against all or any part of the Trust Property and Grantor waives any objections to the commencement or continuation of a foreclosure of this Deed of Trust or exercise of any other remedies hereunder based on such other proceedings or judgments, and waives any right to seek to dismiss, stay, remove, transfer or consolidate either any action under this Deed of Trust or such other proceedings on such basis. The commencement or continuation of proceedings to sell the Trust Property in a trustee's sale, to foreclose this Deed of Trust or the exercise of any other rights hereunder or the recovery of any judgment by Beneficiary or the occurrence of any sale by the Beneficiary in any such proceedings shall not prejudice, limit or preclude Beneficiary's right to commence or continue one or more trustee's sales, foreclosure or other proceedings or obtain a judgment against (or, in the case of a trustee's sale, to meet the statutory requirements for any such sale of) any other collateral (either in or outside the State in which the Real Property is located) which directly or indirectly secures the Secured Indebtedness, and Grantor expressly waives any objections to the commencement of, continuation of, or entry of a judgment in such other sales or proceedings or exercise of any remedies in such sales or proceedings based upon any action or judgment connected to this Deed of Trust, and Grantor also waives any right to seek to dismiss, stay, remove, transfer or consolidate either such other sales or proceedings or any sale or action under this Deed of Trust on such basis. It is expressly understood and agreed that, to the fullest extent permitted by law, Beneficiary may, at its election, cause the sale of all collateral which is the subject of a single trustee's sale or foreclosure action at either a single sale or at multiple sales conducted simultaneously and take such other measures as are appropriate in order to effect the agreement of the parties to dispose of and administer all collateral securing the Secured Indebtedness (directly or indirectly) in the most economical and least time-consuming manner.

         Section 11.    JURY WAIVER.  TO THE EXTENT NOT PROHIBITED BY APPLICABLE
                        -----------
LAW, WHICH CANNOT BE WAIVED, IT IS MUTUALLY AGREED BY AND BETWEEN GRANTOR, BENEFICIARY THAT THE PARTIES WAIVE TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS DEED OF TRUST AND/OR THE CONDUCT OF THE RELATIONSHIP BETWEEN GRANTOR AND BENEFICIARY.

         Section 12.    Service of Process. In the event the Beneficiary brings
                        ------------------
any action or commences any proceeding to enforce the provisions of this Deed of Trust, service of copies of the summons and complaint and any other process which may be served in any such action or proceeding may be made in accordance with the terms of the Credit Agreement. Nothing in this Section shall affect the right of the Beneficiary to serve legal process in any other manner permitted by law.

         Section 13.    Invalidity of Certain Provisions. If the lien of this
                        --------------------------------
Deed of Trust is invalid or unenforceable as to any part of the Secured Indebtedness, or if the lien is invalid or unenforceable as to any part of the Trust Property, the unsecured or partially secured portion of the Secured Indebtedness shall be completely paid prior to the payment of the remaining and secured or partially secured portion of the Secured Indebtedness, and all payments made on the Secured Indebtedness, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of the Secured Indebtedness that is not secured or fully secured by the lien of this Trust Property.


                                   ARTICLE IV

                                  MISCELLANEOUS

         Section 1.     Cumulative Rights. The rights and remedies herein
                        -----------------
expressed to be vested in or conferred upon the Beneficiary shall be cumulative and shall be in addition to and not in substitution for or in derogation of the rights and remedies conferred by any Applicable Law. The failure, at any one or more times, of the Beneficiary to assert the right to declare the Secured Indebtedness due or the granting of any extension or extensions of time of payment of the Secured Indebtedness either to the maker or to any other person, or taking of other or additional security for the payment thereof, or releasing any security, or changing any of the terms of this Deed of Trust, the Credit Agreement, the other Fundamental Documents or other obligations accompanying this Deed of Trust, or waiver of or failure to exercise any right under any covenant or stipulation herein contained shall not in any way affect this Deed of Trust nor the rights of the Beneficiary hereunder, nor operate as a release from any personal liability upon the Credit Agreement and the other Fundamental Documents or obligation accompanying this Deed of Trust, nor under any covenant or stipulation therein contained, nor under any agreement assuming the payment of said obligation.

         Section 2.     Notices.  Notices and other communications provided for
                        -------
herein shall be in writing and shall be delivered or mailed (or if by facsimile communications equipment, delivered by such equipment) addressed, (a) if to the Beneficiary, to it at Agency Management, 1455 Market Street, 5th Floor, Mail
Code: CA5-701-05-19, San Francisco, California 94103, Attention: Mark Doherty, Facsimile No.: (415) 503-5137 with a copy to 101 North Tryon Street, 15th Floor, NC-001-15-04, Charlotte, North Carolina, Attn: Richard Wright, Facsimile No.:
(704) 409-0127, or (b) if to Grantor, to it at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207-1642, Attn: General Counsel, Facsimile No.: (502) 357-9001, with a courtesy copy to Barack, Ferrazzano, Kirschbaum & Nagelberg, LLC, 333 West Wacker Drive, Suite 2700, Chicago, Illinois, Attn: Howard J. Kirschbaum, Facsimile No.: (312) 984-3150, or (c) if to Trustee, to it c/o First American Title Insurance Company, 6077 Primacy Parkway, Suite 100, Memphis, Tennessee 38119, or (d) such other address as such party may from time to time designate by giving written notice to the other parties hereunder. Any failure of any Person giving notice pursuant to this Section to provide a courtesy copy to a party as provided herein shall not affect the validity of such notice. All notices and other communications given to any party hereto in accordance with the provisions of this Deed of Trust shall be deemed to have been given (x) on the date of receipt, when sent by registered or certified mail, postage prepaid, return receipt requested, if by mail, (y) when delivered, if delivered by hand or overnight courier service or (z) when receipt is acknowledged, if by facsimile communications equipment, in each case addressed to such party as provided in this Section or in accordance with the latest unrevoked written direction from such party. No notice to or demand on Grantor shall entitle Grantor to any other or further notice or demand in the same, similar or other circumstances.

         Section 3.     Successors and Assigns. This Deed of Trust and all its
                        ----------------------
terms, covenants, conditions, and provisions are intended and shall be held to be real covenants running with the Land and shall bind Grantor and Grantor's heirs, legal representatives, successors, assigns, and any and all subsequent owners, successors in title, encumbrancers, and tenants of the Real Property and shall inure to the benefit of Beneficiary and Beneficiary's successors, assigns and legal representatives and all subsequent holders of this Deed of Trust.

         Section 4.     Gender.  When such interpretation is appropriate, any
                        ------
word denoting gender used herein shall include all persons, natural or artificial, and words used in the singular shall include the plural.

         Section 5.     Severability. If any court determines that any provision
                        ------------
of this Deed of Trust is void or unenforceable, the Deed of Trust shall remain in effect in accordance with its terms excluding the provision declared void or unenforceable, unless Beneficiary (in Beneficiary's exclusive discretion) determines that the entire Deed of Trust should be terminated. Whenever possible, each provision of this Deed of Trust shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Deed of Trust shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Deed of Trust.

         Section 6.     Amendment.  This Deed of Trust may not be changed or
                        ---------
terminated, or any term or provision thereof waived or discharged, except in writing signed by the party against whom such change, termination, waiver or discharge is sought. Schedule "A" and Schedule "B" annexed hereto are made a part of this Deed of Trust as though fully set forth herein.

         Section 7.     GOVERNING LAW.  THIS DEED OF TRUST SHALL BE GOVERNED BY
                        -------------
AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE IN WHICH THE REAL PROPERTY IS LOCATED.

         Section 8.     Limitation of Interest. It is the intent of Grantor and
                        ----------------------
Beneficiary in the execution of this Deed of Trust and all other Fundamental Documents to contract in strict compliance with the usury laws governing the Secured Indebtedness evidenced by the Credit Agreement and the other Fundamental Documents. In furtherance thereof, Grantor and Beneficiary stipulate and agree that none of the terms and provisions contained in the Fundamental Documents shall ever be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by the laws governing the Loans evidenced by the Credit Agreement and the other Fundamental Documents. Grantor or any Guarantor, endorser or other party now or hereafter becoming liable for the payment of the Secured Indebtedness shall never be required to pay interest on the Secured Indebtedness at a rate in excess of the maximum interest that may be lawfully charged under the laws governing the Loans evidenced by the Credit Agreement and the other Fundamental Documents, and the provisions of this Section shall control over all other provisions of the Credit Agreement and the other Fundamental Documents and any other instrument executed in connection herewith which may b e in apparent conflict herewith. In the event any holder of the Secured Indebtedness shall collect monies that are deemed to constitute interest and that would otherwise increase the effective interest rate on the Secured Indebtedness to a rate in excess of that permitted to be charged by the laws governing the Loan evidenced by the Credit Agreement and the other Fundamental Documents, all such sums deemed to constitute interest in excess of the legal rate shall be applied to the unpaid principal balance of the Secured Indebtedness and, if in excess of such balance, shall be immediately returned to Grantor upon such determination.

         Section 9.  Conflict. In case of any conflict or inconsistency between
                     --------
any provision of this Deed of Trust and the Credit Agreement, the provisions of the Credit Agreement shall control.

         Section 10. Substitution of Trustee. If, for any reason, (a) the
                     -----------------------
Trustee shall resign or (b) the Beneficiary shall elect to substitute a new Trustee for the Trustee herein named (or for any successor to said Trustee), the Beneficiary shall have the right to appoint such successor Trustee(s) by duly acknowledged written instruments, and each new Trustee immediately upon recordation of the instrument so appointing him shall become successor in title to the Trust Property for the uses and purposes of this Deed of Trust, with all the powers, duties and obligations conferred on the Trustee in the same manner and to the same effect as though he were named herein as the Trustee. If more than one Trustee has been appointed, each of such Trustees and each successor thereto shall be and hereby is empowered to act independently.

         Section 11. Special State Provisions. With respect to the Trust
                     ------------------------
Property which is located in the State of Tennessee, notwithstanding anything contained herein to the contrary:

                  (a) The Grantor acknowledges that the power of sale granted to the Trustee herein may be exercised by the Trustee at the request of Beneficiary without prior judicial hearing. The Grantor shall have the right to bring an action to assert the non-existence of a breach or any other defense of Grantor to acceleration and sale.

                  (b) Trustee, or Trustee's successors, at the request of Beneficiary or the representatives or assigns of Beneficiary, after giving notice of the time and place of sale, by publication of such notice at least three (3) different times in some newspaper published in Hamilton County, Tennessee, the first of which publications shall be at least twenty (20) days previous to said sale, and on the day and at the front door of the County Courthouse in Hamilton County, Tennessee, being the place fixed in said notice, between the hours of 10:00 a.m. and 2:00 p.m. shall proceed to sell the Trust Property above-described and conveyed, or any part thereof, at public auction for cash, and in bar of the right and equity of redemption, whether statutory or common law, the right of redemption granted by Tennessee Code Annotated
         Section 66-8-101, homestead, dower, marital share, and all other rights and exemptions of every kind, all of which are hereby expressly waived. Trustee shall have the right to adjourn the sale from time to time on the day of sale to another day and time certain without further publication upon announcement at the time set. The Beneficiary or the Beneficiary's designee may purchase the Trust Property at any sale.

                  (c) The Trustee shall deliver to any purchaser a Trustee's Deed conveying the Trust Property so sold without any covenant or warranty, expressed or implied. The recitals in the Trustee's Deed shall be prima facie evidence of the truth of statements made therein. The Trustee shall apply the proceeds of the sale in the following order: (i) to all costs and expenses of the sale, including, but not limited to, the Trustee's fees and attorneys' fees and costs of title evidence; (ii) to all sums secured by this Deed of Trust in such order as the Beneficiary, in the Beneficiary's sole discretion, directs; and
         (iii) the excess, if any, to the person or persons legally entitled thereto.

                  (d) The Grantor hereby waives all right of homestead exemption in and equitable and statutory redemption of the Trust Property, and the Grantor hereby relinquishes all right of dower and courtesy in the Trust Property.

                  (e) Upon payment of all sums secured by this Deed of Trust, the Trustee at the Beneficiary's direction will release this Deed of Trust. The Grantor shall pay the Trustee's reasonable costs incurred in releasing this Deed of Trust.

                  (f) Any amendment to or modification of this Deed of Trust may be made in writing by and between Grantor and Beneficiary without necessity of joinder therein by the Trustee.

         THE GRANTOR HEREBY DECLARES THAT THE GRANTOR HAS READ THIS DEED OF TRUST, HAS SIGNED THIS DEED OF TRUST AS OF THE DATE AT THE TOP OF THE FIRST PAGE AND THE GRANTOR ACKNOWLEDGES THAT IT HAS RECEIVED A TRUE AND COMPLETE COPY OF THIS DEED OF TRUST.

         IN WITNESS WHEREOF, the Grantor and the Beneficiary have duly caused this Deed of Trust to be duly executed and delivered as of the day and year first above written.

                                    VENTAS REALTY, LIMITED PARTNERSHIP,
                                    a Delaware limited partnership

                                    By:   Ventas, Inc., a Delaware corporation,
                                          its general partner


                                          By: /s/ John C. Thompson
                                              --------------------------------
                                               Name:  John C. Thompson
                                               Title: EVP



                                    BANK OF AMERICA, N.A.,
                                    a national banking association


                                          By: /s/ Kevin Wagley
                                              --------------------------------
                                               Name:  Kevin Wagley
                                               Title: Principal

                                 ACKNOWLEDGMENT
                                 --------------

STATE OF NEW YORK,

NEW YORK COUNTY, ss:

         On this 16th day of April, 2002, before me personally appeared John Thompson, EVP of Ventas, Inc., a Delaware corporation, general partner of Ventas Realty, Limited Partnership, a Delaware limited partnership, to me known to be the person(s) who executed the foregoing instrument on behalf of said limited partnership, and acknowledged the execution of the same to be the free act and deed of said limited partnership. Witness my hand and official seal.

                                                  Karen L. Jenkins
                                                  ------------------------------
My commission expires: 10/31/05                   Notary Public



                                                  [Notary Seal]


STATE OF NEW YORK,

NEW YORK COUNTY, ss:

         On this 16th day of April, 2002, before me personally appeared Kevin Wagley, Principal of Bank of America, N.A., a national banking association, to me known to be the person(s) who executed the foregoing instrument on behalf of said association, and acknowledged the execution of the same to be the free act and deed of said association. Witness my hand and official seal.

                                                  Karen L. Jenkins
                                                  ------------------------------
My commission expires: 10/31/05                   Notary Public



                                                  [Notary Seal]